UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

DASEKE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

You May Vote Your Proxy When You View The
Material On The Internet. You Will Be Asked To
c/o Continental Stock Transfer & Trust Co.	Follow The Prompts To Vote Your Shares.
1 State Street, New York NY 10004

Daseke, Inc.
15455 Dallas Parkway, Suite 550
Addison, TX 75001

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
to be held on
June 18, 2021

Stockholders are cordially invited to attend the virtual Annual Meeting and to vote on the Internet or any mobile device.

Dear Stockholder,

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Daseke, Inc. (the “Company”) will be conducted virtually over the Internet on Friday, June 18, 2021, at 11:00 AM (Central time).

You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions during the live webcast of the meeting by visiting https://www.cstproxy.com/daseke/2021.

Proposals to be considered at the Annual Meeting:

1.	To consider and act upon a proposal to elect to the Company’s Board of Directors 7 persons nominated by the Board of Directors;

2.	To consider and act upon a proposal to ratify the appointment of Grant Thornton LLP as the Company’s

3.	To consider and act upon, by a non-binding advisory vote, a resolution to approve the compensation of the Company’s named executive officers;

4.	To consider and act upon a proposal to approve an amendment and restatement of the Company’s 2017 Omnibus Incentive Plan; and

5.	To address such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, and “FOR” Proposals 2, 3 and 4.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote at the Meeting – If you plan to attend the virtual online meeting, you will need your 12 digit control number to vote electronically at the meeting.

Vote Your Proxy on the Internet:
Go to http://www.cstproxyvote.com
Have your notice available when you access the above website. Follow the prompts to vote your shares.

CONTROL NUMBER

To view the proxy materials and attend the Annual Meeting, please go to: https://www.cstproxy.com/daseke/2021

Daseke, Inc.

15455 Dallas Parkway, Suite 550

Addison, TX 75001

Important Notice Regarding the Availability of Proxy Materials for the

2021 Annual Meeting of Stockholders to be Held on June 18, 2021

The following proxy materials are available to you to review at: https://www.cstproxy.com/daseke/2021

-	the Company’s Annual Report for the year ended December 31, 2020
-	the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders
-	the proxy card
-	any amendments to the foregoing materials that are required to be furnished to stockholders

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before June 4, 2021 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 917-262-2373,

or

By logging on to https://www.cstproxy.com/daseke/2021 or

or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.